

Intellect Neurosciences, Inc.

Company Presentation
January 2008

Safe Harbor Statement

This presentation and oral statements made by representatives of the Company may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. Actual events or results may differ materially from those in the projections or other forward-looking statements. Please see Intellect's filings with the Securities and Exchange Commission for a discussion of important risk factors that could cause actual events or results to differ materially from those in the projections or other forward-looking statements.

Investment Considerations

- Proprietary immunotherapy platform
  - ✓ Monoclonal antibodies and active vaccines to treat and prevent Alzheimer's disease
- Unique antioxidant compound
  - ✓ Successfully tested in two Phase I trials with application for multiple indications
- Pivotal IP
  - ✓ Partnering opportunities to generate near term revenue
- Diversified pipeline with potential for multiple revenue streams
  - ✓ Royalties from sales of blockbuster drugs under development by Big Pharma
  - ✓ Revenue from proprietary drugs

Product Pipeline



Pre-Clinical
Phase I
Phase II
Phase III
ANTISENILIN®
(Mab for AD)
Humanizing Antibody
Bapineuzumab
Elan/Wyeth
Elan/Wyeth Ongoing Phase II Trial
RECALL-VAX™
(AD Vaccine)
Optimization & Selection of Drug Candidate
OXIGON ™
(Antioxidant)
Completed Phase 1

Management Team

- **Daniel G. Chain, Ph.D.,** Chief Executive Officer and Chairman
  - ✓ Inventor of ANTISENILIN® antibody technology platform
  - ✓ CEO and founder of private biotech company focused on AD
  - ✓ Post-doctoral research fellow at the Center for Neurobiology and Behavior at Columbia University in New York under Kandel and Schwartz
- **Elliot M. Maza, J.D., C.P.A.,** President and Chief Financial Officer and Director
  - ✓ CFO, Emisphere Technologies (NASDAQ: EMIS)
  - ✓ Ernst & Young, Partner
  - ✓ Investment banker: Goldman Sachs & JP Morgan
  - ✓ Sullivan & Cromwell
  - ✓ Member of the Board & Chairman Audit Committee of Tapestry Pharmaceuticals (NASDAQ: TPPH) and Auriga Laboratories (OTC: ARGA)

Management Team

- **Rachel Eren, Ph.D., Vice President Research**
  - ✓ VP Research - XTL Biopharmaceuticals
  - ✓ Post-doctoral fellow - Department of Pathology, Boston University Medical School; Children's Hospital, Harvard Medical School; Department of Membranes and Biophysics, Weizmann Institute of Science
- **Judith Ben Porath, Ph.D. , Director of Immunotherapy**
  - ✓ Research Director - XTL Biopharmaceuticals

Corporate Background

- Formed in 2005; technology invented by CEO & licensed from universities and others
  - ✓ 21 million common shares
  - ✓ $8 million of convertible preferred stock
- January 2007: Reverse merger into public shell
  - ✓ 9 million freely tradable common shares
  - ✓ $9 million of convertible debt
  - ✓ Quoted on OTCBB under Symbol "ILNS"
- Headquarters and administration in NYC
- R&D function in Israel
- Total 15 employees (5 Ph.Ds)

Scientific & Clinical Advisory Boards

SAB

- Kelvin Davies, Ph.D. – *University Southern California* – Chair
- Benjamin Chain, Ph.D. - *University College London*
- Zelig Eshar, Ph.D. - *Weizmann Institute*
- Alfred Goldberg, Ph.D. - *Harvard Medical School*
- Don Price, M.D. - *John's Hopkins Medical Institute*
- Cheryl Fitzer-Attas, Ph.D. - *Teva Pharmaceuticals*

CAB

- Paul Bendheim, M.D. - *Brainsavers, LLC* – Chair
- Steve Ferris, Ph.D. - *New York University Medical School*
- Douglas Galasko, M.D. - *School of Medicine, University of California-San Diego*
- Eric Reiman, M.D. - *Banner Alzheimer's Institute*
- Thomas Wisniewski,, M.D. - *New York University Medical School*

We Target the Top of a Toxic Cascade

Brain Amyloidosis

↓

Oxidative stress

↓

Inflammation

↓

Neuronal damage

↓

Cell death

↓

Neurotransmitter deficits

↓

Memory loss & learning deficit

We Preferentially Target Soluble Aβ

Soluble Aβ monomers

▼

Soluble altered Aβ monomers

▼

Soluble Aβ oligomers and protofibrils

▼

Insoluble plaques
(A-β 1-40/42; 11-40/42)



Intellect
Neurosciences

We Specifically Target the Aβ Toxin

- APP is an important cellular protein ubiquitously expressed in a variety of cells and tissues
  - ✓ Neuronal morphogenesis and formation of functional synapses in the central and peripheral nervous system
  - ✓ Neuronal migration and adhesion
  - ✓ Proliferating factor in neuronal and non-neuronal cells
- Our immunotherapy approach specifically targets the "free-ends" of Aβ thereby discriminating between Aβ and APP and thus avoids interfering with APP's important cellular functions



APP
secretases
Signal peptide
Cys-rich domain
Anionic domain
Cell growth
Neuroprotection

Intellect Neurosciences

Our Immunotherapy Programs

ANTISENILIN®

Passive immunization method using *"free-end specific"* Mabs targeting soluble Aβ to block neurotoxicity in the brain of AD patients

RECALL-VAX™

Active immunization method to treat or prevent onset of AD and avoid autoimmune response and other challenges to immunizing elderly people

ANTISENILIN®: IN-N01

IN-N01/82E1
Pre-clinical

Aβ 1-40, 1-42

- **Second generation Mab designed with reduced effector functions**
- **Preferentially targets soluble Aβ to reduce pool of toxic fragments that accumulate in brain vasculature**
- ***Advantages:***
  - ✓ Improved safety profile: Avoid inflammation seen with high doses of Bapineuzumab
  - ✓ Overcome autoimmune resistance to long term treatment with **Bapineuzumab and** other Mabs

82E1 Reduces Amyloid Burden in AD Mice



Treatment with 82E1
No treatment
500 μm
500μm

Y Horikoshi et al

BBRC 319, 2004

82E1 is Free N-Terminus Specific for A-β

Direct ELISA



1.4
1.2
1
0.8
0.6
0.4
0.2
0
OD (450 nm)
82E1
4G8
Aβ 1-40
Spanning peptide 1
Spanning peptide 2

Competition ELISA



100
80
60
40
20
0
% Binding
No competitor
Aß 1-40
Aß 1-42
Spanning peptide 1
Spanning peptide 2

A-β 1-40	DAEFRHDSGYEVHHQKLVFFAEDVGSNKGAIIGLMVGGVV
A-β 1-42	DAEFRHDSGYEVHHQKLVFFAEDVGSNKGAIIGLMVGGVVIA
Spanning peptide 1	*EKTEISEVKM*DAEFRHDSGYEVHHQKLVFFAEDVGSNKGA
Spanning peptide 2	*KKKKKK*DAEFRHDSGYEVHHQKLVFFAEDVGSNKGA

Intellect Neurosciences

82E1 Does Not Bind to APP on Cell Surface


1
11
17
40 42
...EVKM
DAEFRHDSGYEVHHQKLVFFAEDVGSNKGAIIGLMVGGVVIAT
VIVITLVMLKKKQ...
6E10
NH2- IN-N01

6E10 | 82E1



Human Neuroblastoma cells expressing APP on cell surface

82E1 Has Ten-Fold Higher Affinity For Soluble Aβ Compared to Aggregated Aβ


82E1 binding to soluble Amyloid Beta
Response Difference (RU)
Time (s)
K_D=1.75*10^-10 M
82E1 binding to aggregated Amyloid Beta
Response Difference (RU)
Time (s)
K_D=2.14*10^-9 M

Competitive Landscape

Covered by Intellect patents & applications



Intellect ANTISENILIN
Bapineuzumab (IgG1)
Lilly
Pfizer/Rinat
Takeda
Aβ 1-40, 1-42
Aβ 1-40, 1-42
Aβ 1-40, 1-42
Aβ 1-40
Aβ 1-42
β-secretase
γ-secretase
…EVKM DAEFRHDSGYEVHHQKLVFFAEDEDVGSNKGAIIGLMVGGVVIAT VIVITLVMLKKKQ…
Aβ 1-40, 1-42
N-terminal
Aβ 1-42
Aβ 1-40
C-terminal

ANTISENILIN® Patent Position

- Issued patents in Japan, China and elsewhere; notice of allowance in Europe
- Three patent applications pending in the US covering use, methods and composition of matter
- US patent applications supported by independent expert declarations:
  - ✓ Dr. Howard J. Federoff, Executive Vice President for Health Sciences and Executive Dean; Georgetown University Medical Center
  - ✓ Dr. Kenneth L. Rock, Chairman of the Department of Pathology; University of Massachusetts Medical Center

Licensing Opportunities

ANTISENILIN® PLATFORM

Wyeth/Elan
Phase 2/3

Aβ 1-40, 1-42

Bapineuzumab
(IgG1)

✓
Advanced Discussions

Pfizer/Rinat
Phase 1

Aβ 1-40

RN1219/ 2H6
(deglycosylated)

ANTISENILIN® - Value Drivers

- Sell non-exclusive licenses under the ANTISENILIN® patents to Big Pharma
- Use proprietary antibody technology platform to develop pipeline of second generation free-end specific Mabs

RECALL-VAX™ - Active AD Vaccination

- ***Avoids Autoimmune Disorders:*** **We eliminate this potential by linking an Aβ fragment too small to contain any T-cell epitopes with a non-harmful T-cell epitope derived from tetanus toxoid**
- ***Activates Senescent Immune Systems:*** **We use a memory imprint in the immune system resulting from previous exposure to tetanus vaccine to reactivate the ability to mount a robust immune response**
- ***Avoids Binding to APP:*** **The short Aβ fragment is ideal for generating free-end specific antibodies**


Aβ Fragment
(B-cell epitope)
Linker
Bacterial Tetanus Toxoid
(T-cell epitope)

RECALL-VAX™ Patent Position

- Issued patents in Europe, Australia and elsewhere
- Pending applications in US, Japan
  - ✓ US patent expected to be granted in early 2008

Unique Antioxidant

OXIGON ™

OXIGON™ - Key Features

- **Powerful neuroprotectant against toxic Aβ and other oxidotoxins**
  - ✓ In vitro and in vivo data, including in AD transgenic models
- **Extremely potent hydroxyl free radical scavenger acting at near-diffusion controlled rates**
  - ✓ Competes effectively with endogenous antioxidants in human serum
  - ✓ Is equally effective in hydrophilic and lipophilic environments
  - ✓ Has no pro-oxidant activity
- **Protects against DNA oxidative damage**
- **Inhibits beta-sheet formation and aggregation of Aβ**
  - ✓ Thioflavin assay, electron microscopy, mass spec data and Tg model
- **Effectively penetrates the blood brain barrier (BBB)**
- **Excellent oral bioavailability and linear PK in plasma**

Phase 1a Data

- Double blind, randomized, placebo controlled, single escalating dose study in 54 healthy elderly volunteers, age 60 or more, conducted in The Netherlands
- Single doses of OXIGON™ or placebo (in capsule)
- ***Results***
  - ✓ No Serious Adverse Events
  - ✓ Safe and well tolerated in single doses up to 1.2 grams
  - ✓ Rapid absorption and excellent bioavailability
  - ✓ Linear PK over ranges studied
  - ✓ T1/2z = 10 hours in plasma

Phase 1b Data

- Double blind, randomized, placebo controlled, multiple escalating dose study in 36 healthy elderly volunteers, aged 60 or more, conducted in The Netherlands
- 3 dose groups: Total daily dose of 200, 400 and 800 mg (QID) for 14 days
- ***Results (pending final report):***
  - ✓ No Serious Adverse Events
  - ✓ Safe and well tolerated up to 800 mgs/day
  - ✓ Rapid absorption and excellent bioavailability
  - ✓ Linear, steady state PK

Safety Studies Conducted to Support Phase II

- 3 months toxicology in rats and non-human primates
  - NOAEL=300mg/kg/day in rats
  - NOAEL=500mg/kg/day in non-human primates
- Irwin screen in mice
- Basic ADME and in vitro metabolism
- Function observational battery in rats
- Respiratory safety study in rats
- Dog telemetry and cardiovascular study
- Battery of mutagenicity studies

Multiple Indications

INDICATION	ILNS Status
Myelodysplastic Syndromes (MDS)..	Collaboration with Alan List, MD; H. Lee Moffit Cancer Research Institute, Tampa
Alzheimer's disease…………………...	Phase IIa biomarker trial designed by ADCS and data to support trial initiation
Huntington's disease…………………	CHDI is sponsoring Tg POC studies
Ataxia Telangiectasia (AT)………….	Ongoing discussions with AT Children's Project and leading experts
Parkinson's disease…………………...	Preliminary animal POC
Glaucoma........………………………..	In discussions with leading ophthalmologists to initiate animal POC
Hearing loss………………………….....	Strong scientific rationale; exploratory stage

OXIGON™ Patent Position

- **Worldwide patent coverage, including issued use claims in US, Europe and other countries**
- **US and international applications related to:**
  - ✓ **Uses to treat multiple indications (1998)**
  - ✓ **New salt (NCE) and manufacturing process (2006)**
  - ✓ **Controlled release formulation (2007)**
- **Latest patent to expire 2027**

OXIGON^{TM} Strategy

- Complete data package to support initiation of Phase II in AD patients
- File IND for Phase IIa Biomarker trial in AD patients in 2008 to be conducted either alone or in partnership with Big-Pharma

Major Milestones in 2008

First half of 2008

- **ANTISENILIN®**
  - **Humanized monoclonal antibody**
  - **Pivotal European patent**
  - **Pivotal US patent**
- **RECALL-VAX™**
  - **Pivotal US patent**

Second half of 2008

- **RECALL-VAX™**
  - **Proof of Concept in AD transgenic mice**
- **OXIGON™**
  - **IND for Phase 2**



Intellect Neurosciences, Inc.

7 West 18th Street
New York, NY 10011
Tel. 212-448-9300
www.intellectns.com